UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Material

☐ Soliciting Material under §240.14a–12

Nocopi Technologies, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOCOPI TECHNOLOGIES, INC.

480 Shoemaker Road, Suite 104,

King of Prussia, PA 19406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 12, 2023

June 2, 2023

Dear Stockholder:

The 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Nocopi Technologies, Inc. (the “Company” or “Nocopi”) will be held online via a live webcast, at 1:00 p.m., Eastern Time, on Wednesday, July 12, 2023, at www.cesonlineservices.com/nnup23_vm. There is no physical location for the 2023 Annual Meeting. To participate in the 2023 Annual Meeting, you must pre-register at www.cesonlineservices.com/nnup23_vm, by 1:00 p.m. Eastern Time, on Tuesday, July 11, 2023. The formal notice of the 2023 Annual Meeting appears on the following page.

The Proxy Statement describe the matters that we expect to be acted upon at the 2023 Annual Meeting. Management will be available to answer any questions you may have immediately after the 2023 Annual Meeting.

Whether or not you choose to attend the 2023 Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the 2023 Annual Meeting, by telephone or the Internet, if you received a Proxy card, sign, and date the proxy card and promptly return it to us in the postage paid envelope provided. If you sign and return your Proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board contained in the Proxy Statement.

At the 2023 Annual Meeting, you will be asked to consider and vote upon the following matters:

1. To elect two (2) Class II members of the Company’s Board of Directors (the “Board”) to serve for a three (3)-year term expiring at the 2026 Annual Meeting of Stockholders or until such director’s successor has been duly elected and qualifies. The nominees are Matthew C. Winger and Joseph K. Raymond (“Proposal 1”). The board of directors recommends a vote FOR each of the nominees.

2. To ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2023 (“Proposal 2”). The board of directors recommends a vote FOR the ratification of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2023.

3. To vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (“Proposal 3”). The board of directors recommends a vote FOR the non-binding approval of the compensation of our named executive officers.

4. To consider and act upon any other matter that may properly come before the 2023 Annual Meeting or any adjournment thereof.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all nominees, and “FOR” Proposals 2 and 3. Accordingly, we urge you to review the Proxy material carefully and to vote promptly.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about June 2, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on May 15, 2023, the record date (the “Record Date”) for the 2023 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Please vote as soon as possible, even if you plan to attend the meeting, to ensure that your shares will be represented. You do not need to attend the meeting to vote if you vote your shares before the meeting.

 If you are a stockholder of record, you may vote in one of the following ways:

•	Vote by Internet. Follow the VOTE BY INTERNET instructions on your Notice or proxy card;

•	Vote by Mail. If you received (or requested and received) a printed copy of the proxy materials, follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States); or

•	Vote in person. Attend the virtual 2023 Annual Meeting and vote online during the 2023 Annual Meeting.

If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Only stockholders of record of the Company’s common stock at the close of business on the Record Date are entitled to receive notice of and to vote at the 2023 Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the 2023 Annual Meeting will be open to the examination of stockholders for two (2) business days prior to the date of the 2023 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at the office of the Corporate Secretary of the Company at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

YOUR VOTE IS VERY IMPORTANT, WHETHER OR NOT YOU EXPECT TO ATTEND THE 2023 ANNUAL MEETING IN PERSON, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE 2023 ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE. YOU HAVE THE RIGHT TO CHANGE YOUR VOTE, ONLY YOUR LATEST DATED PROXY WILL COUNT.

The Notice is being mailed starting on or about June 2, 2023.

IF YOU PLAN TO ATTEND:

Please note that to gain admission to and participate at the virtual 2023 Annual Meeting stockholders of record must pre-register at www.cesonlineservices.com/nnup23_vm, by 1:00 p.m. Eastern Time, on July 11, 2023; beneficial owners must pre-register at www.cesonlineservices.com/nnup23_vm, by 1:00 p.m. Eastern Time, on July 11, 2023, and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting. The 2023 Annual Meeting can be accessed by visiting www.cesonlineservices.com/nnup23_vm and entering your 16-digit control number (included on the Notice mailed to you).

Your vote is very important regardless of how many shares you own.

By Order of the Board of Directors,

Sincerely,

/s/ Michael A. Feinstein

Michael A. Feinstein, M.D.,

Chair of the Board of Directors

NOCOPI TECHNOLOGIES, INC.

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING TO BE HELD ON July 12, 2023

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended (the “2022 Annual Report”) are available without charge at https://www.astproxyportal.com/ast/26972 by email at hello@nocopi.com, or by notifying our Corporate Secretary, in writing, at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

PROXY STATEMENT SUMMARY

The board of directors (“Board” or “Board of Directors”) of Nocopi Technologies, Inc., a Maryland corporation (“Company,” Nocopi,” “we,” “us,” or “our”), is soliciting the enclosed proxy for use at its 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The 2023 Annual Meeting will be held on July 12, 2023 at 1:00 p.m., Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2023 Annual Meeting by visiting www.cesonlineservices.com/nnup23_vm.

On or about June 2, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement and the 2022 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

Additionally, all stockholders will have the ability to access the proxy materials via the Internet at www.cesonlineservices.com/nnup23_vm (during the 2023 Annual Meeting), www.sec.gov, and the Company’s website at www.nocopi.com, in the Investors & Financial section.

The information in our proxy materials relates to the Proposals to be voted on at the Annual Meeting.

General Information About the Meeting

This Proxy Statement and the enclosed Proxy card are being furnished by the Board of for use at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held Wednesday, July 12, 2023, at 1:00 p.m. Eastern Time. The Board of Directors has fixed the close of business on May 15, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting or any adjournments thereof.

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Attendance at the 2023 Annual Meeting

Attendance at the 2023 Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the Record Date and guests of the Company. You will not be able to attend the 2023 Annual Meeting in person at a physical location. In order to attend the virtual 2023 Annual Meeting, you will need to pre-register by 1:00 p.m. Eastern Time on July 11, 2023. To pre-register for the meeting, please follow these instructions:

1.Registered Stockholders. Stockholders of record as of the Record Date may register to participate in the 2023 Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup23_vm. Please have your Notice or proxy card, containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual 2023 Annual Meeting. Requests to register to participate in the 2023 Annual Meeting remotely must be received no later than Tuesday, July 11, 2023, at 1:00 p.m. Eastern Time.

 2.Beneficial Stockholders. Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the 2023 Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup23_vm. Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual 2023 Annual Meeting. Requests to register to participate in the 2023 Annual Meeting remotely must be received no later than Tuesday, July 11, 2023, at 1:00 p.m. Eastern Time.

Information Concerning Solicitation and Voting

Our Board of Directors is soliciting proxies for the 2023 Annual Meeting and at any adjournments or postponements of the 2023 Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the 2023 Annual Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally, by email, or by telephone.

If you have any question or need any assistance in voting your shares, please contact us at (610) 834-9600, or by email at hello@nocopi.com.

Outstanding Shares

As of the Record Date, we had outstanding 9,251,178 shares of common stock, par value $0.01 per share (the “common stock”). Each outstanding share of common stock is entitled to one vote on all matters to come before the 2023 Annual Meeting.

Our common stock is traded on the OTC Pink tier of the over-the-counter (“OTC”) market under the symbol “NNUP”. Investors can find Real-Time quotes and market information on our Company on www.otcmarkets.com. Any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

You do not need to attend the 2023 Annual Meeting to vote your common stock. Common stock represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date.

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QUESTIONS AND ANSWERS

Who can vote at the 2023 Annual Meeting?

The Board of Directors set May 15, 2023 as the Record Date. You can attend and vote at the 2023 Annual Meeting if you were a holder of our common stock at the close of business on the Record Date. On the Record Date there were 9,251,178 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each item. Stockholders may not cumulate votes. In order to attend the virtual 2023 Annual Meeting and vote, you will need to pre-register by Tuesday, July 11, 2023, at 1:00 p.m. Eastern Time.

What if I have technical difficulties or trouble accessing the virtual 2023 Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual 2023 Annual Meeting website(s). If you encounter any difficulties accessing the virtual 2023 Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the 2023 Annual Meeting login page.

Why are we holding the 2023 Annual Meeting?

As a matter of good corporate practice, and in compliance with applicable corporate law, we hold a meeting of stockholders annually. This year’s meeting will be held on July 12, 2023. There will be at least three items of business that must be voted on by our stockholders at the 2023 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2023 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Why is the 2023 Annual Meeting held in a virtual format?

We are holding our 2023 Annual Meeting in a virtual format. We believe that the virtual meeting format will facilitate stockholder attendance and participation at the 2023 Annual Meeting by enabling stockholders to participate remotely from any location.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our 2022 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which we will begin mailing to our stockholders on or about June 2, 2023, will instruct you as to how you may access and review all of the proxy materials over the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Who is entitled to vote?

Only stockholders of record as of the close of business on May 15, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the 2023 Annual Meeting. A list of stockholders entitled to vote at the 2023 Annual Meeting will be open to the examination of stockholders for two (2) business days prior to the date of the 2023 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at the office of the Corporate Secretary of the Company at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

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How many shares of common stock can vote?

There were 9,251,178 shares of common stock issued and outstanding as of the close of business on the Record Date. Each stockholder entitled to vote at the 2023 Annual Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the 2023 Annual Meeting.

What may I vote on?

The following Proposals are scheduled to be voted on at the meeting:

1.	To elect two (2) Class II members of the Company’s Board of Directors (the “Board”) to serve for a three (3)-year term expiring at the 2026 Annual Meeting of Stockholders or until such director’s successor has been duly elected and qualifies. The nominees are Matthew C. Winger and Joseph K. Raymond (“Proposal 1”).

2.	To ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2023. (“Proposal 2”)

3.	To vote on a resolution to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. (“Proposal 3”)

4.	To transact such other business as may properly come before the meeting or any adjournments thereof

Will any other business be presented for action by stockholders at the 2023 Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the 2023 Annual Meeting. If any other matters are properly brought before the 2023 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How does the Board recommend that I vote on each of the proposals?

Our Board recommends a vote “FOR” the director nominees (Proposal 1), “FOR” the ratification of the appointment of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2), and “FOR” the non-binding approval of the compensation of our named executive officers (Proposal 3).

How do I vote my shares?

The answer depends on whether you own your shares of common stock directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote in one of the following ways:

•Vote by Internet. Follow the VOTE BY INTERNET instructions on your Notice or proxy card;

•Vote by Mail. If you received (or requested and received) a printed copy of the proxy materials, follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States); or

•Vote in person. Attend the virtual 2023 Annual Meeting and vote online during the 2023 Annual Meeting.

If you hold your shares through a broker, bank or other nominee:    If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2023 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2023 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

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What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Michael A. Feinstein, M.D., our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2023 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the two (2) director nominees to our Board of Directors;
2.	“FOR” the ratification of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2023; and
3.	“FOR” the non-binding approval of the compensation of our named executive officers.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the 2023 Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

How can I get electronic access to proxy materials?

Stockholders may choose to access our proxy materials on the website referred to in the Notice. Also, the Company’s proxy materials are available at www.cesonlineservices.com/nnup23_vm (during the 2023 Annual Meeting), and at www.nocopi.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

What constitutes a quorum?

The presence in person or by proxy at the 2023 Annual Meeting of the holders of one third of the shares of our common stock outstanding as of the Record Date will constitute a quorum. Votes of common stock of record who are present at the meeting in person or by proxy, withheld votes, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who will be the proxy holders and how will they vote?

The Board of Directors authorized each of Michael Feinstein and Rudolph A. Lutterschmidt to serve as proxy holder in the name of, and on behalf of, the stockholders executing and returning proxies in connection with the 2023 Annual Meeting. Mr. Feinstein is chief executive officer and a director of the Company and Mr. Lutterschmidt is Corporate Secretary of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement.

How does the Board recommend I vote?

The Board of Directors recommends that you vote your shares:

1.	“FOR” the election of each of the director nominees, Matthew C. Winger and Joseph K. Raymond, for Class II directors;
2.	“FOR” the ratification of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2023; and
3.	“FOR” the advisory vote on named executive compensation.

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Can I revoke or change my voting instructions before the meeting?

For shares that are held in “street name”, the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder’s own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the 2023 Annual Meeting.

What are broker “non-votes”?

A “broker non-vote” occurs when a broker who holds its customer’s shares in the name of a brokerage submits proxies for such shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ shares on “routine” matters only, but not on other matters. Your broker nominee will be able to vote on the ratification of our independent registered public accounting firm even if it does not receive your instructions. With respect to our proxy materials your broker will not be able to vote your shares on any matter other than Proposal 2 without your specific instructions and any shares voted will be broker non-votes with respect to the other proposals

What effect on the outcome of the voting on the other proposals will broker “non-votes,” abstentions and “withhold votes” have?

Broker “non-votes” and abstentions will not be counted as votes cast and, therefore, will have no effect on the outcome of the voting on any of the proposals other than Proposal 2. “Withhold votes” will be counted as votes cast, and, therefore, will have the same effect as voting against a proposal or the election of a director nominee.

What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the Proposals at the 2023 Annual Meeting:

Proposal 1 — Election of Director Nominees

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Withheld votes will be treated as votes against the proposal. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Proposal 2 — Ratification of Independent Accounting Firm

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Proposal 3 – Advisory Vote on Executive Compensation	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Do I have any rights of appraisal or dissenter’s rights?

Stockholders will not have any rights of appraisal or similar dissenter’s rights with respect to any of the matters to be acted upon at the 2023 Annual Meeting.

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Where can I find the results of the meeting?

We will report the final voting results within four business days of the 2023 Annual Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at www.nocopi.com or at the SEC’s website at www.sec.gov. The information provided on those websites is for information purposes only and is not incorporated by reference in this Proxy Statement.

Who are the largest principal stockholders?

See “Voting Securities and Principal Holders Thereof” elsewhere in this proxy statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 37.1% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Who will pay the cost of this Proxy Solicitation?

We will pay the costs of our proxy solicitation. Proxies are being solicited primarily by mail, but, in addition, our officers and employees may solicit proxies in person, by telephone or electronically.

Where can I find general information about the Company?

General information about us can be found on our website located at www.nocopi.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this proxy statement or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

What does it mean if I get more than one Notice or copies of proxy materials?

It means that you hold shares registered in more than one account. You must return all a proxy cards or voting instruction forms to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only Notice or one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice or proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact:

Corporate Secretary

Nocopi Technologies, Inc.

480 Shoemaker Road, Suite 104

King of Prussia, PA 19406

Telephone: (610) 834-9600

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Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should likewise contact the Company using the above information or brokerage firm, bank, broker-dealer or other similar organization.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE 2023 ANNUAL MEETING.

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INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS, SIGNIFICANT EMPLOYEES AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

The Board is elected by our stockholders to oversee the management of the business and affairs of the Company. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved for or shared with stockholders. The Board appoints our executives, who are charged with conducting the business and affairs of the Company, subject to oversight by the Board. The Board opted-in to Section 3-803 of the Maryland General Corporation Law on October 28, 2021, which classified the Board into three (3)-year staggered terms. In accordance with that resolution and the Company’s Second Amended and Restated Bylaws (“Bylaws”), the directors of the Company will serve three (3)-year staggered terms. The Board has fixed the size of the Board at six (6) members. The six (6) current directors of the Company are Michael A. Feinstein, M.D., Jacqueline J. Goldman, Michael S. Liebowitz, Marc Rash, Philip B. White, Joseph Raymond and Matthew Winger.

Our Board of Directors consists of six (6) directors, who are divided into three classes. As provided in our Bylaws, each director is elected to serve for a three (3) year term and until such director’s successor is duly elected and qualified, except in the event of such director’s death, resignation, removal or earlier termination of such director’s term of office.

Matthew C. Winger and Joseph K. Raymond are the current Class II directors and their terms expire at the 2023 Annual Meeting. Accordingly, the Board of Directors has nominated each of Mr. Winger and Mr. Raymond for re-election as Class II directors with a new term which will expire at the 2026 annual meeting. The Board believes that (i) Mr. Winger’s knowledge of public and private markets makes him well suited to serve as a member of our Board of Directors; and (ii) Mr. Raymond’s knowledge of investment strategies and global market experience make him well suited to serve as a member of our Board of Directors.

The names of our directors, including the two (2) nominees to be elected at the 2023 Annual Meeting, and certain information about each of them are set forth below.

The Company’s Board may evaluate individuals in the future to consider additional members for our Board of Directors following the 2023 Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Identity of Directors

Name	Age	Position	Director Since	Director Term/ Class/Expires	Independent
Michael A. Feinstein, M.D.	76	Chair of the Board of Directors; Chief Executive Officer	1999	3 years/ Class III/ 2024	No
Matthew C. Winger*	39	Executive Vice President of Corporate Development	2022	3 years/ Class II/ 2023	No
Jacqueline Goldman	62	Director	2023	3 years/ Class I/ 2025	No
Michael S. Liebowitz*	54	Director	2022	3 years/ Class I/ 2025	No
Marc Rash	74	Director	2017	3 years/ Class III/ 2024	No
Joseph K. Raymond	26	Director	2021	3 years/ Class II/ 2023	No

*On March 29, 2022, we entered into a Nomination and Standstill Agreement with MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Group”), pursuant to which the MSL18 Group agreed to certain standstill provisions and the Company agreed to appoint and nominate each of Matthew C. Winger and Michael S. Liebowitz to the Company’s Board of Directors.

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Business experience of directors

Michael A. Feinstein, M.D., 76, has served as our Chairman of the Board of Directors since December 1999 and our Chief Executive Officer since February 2000. Dr. Feinstein has been a practicing physician in Philadelphia for more than thirty years until his retirement in 2021, serving for more than twenty-five years as the President of a group medical practice which included two physicians. He is a Fellow of the American College of Obstetrics and Gynecology and of the American Board of Obstetrics and Gynecology. He received his B.A. from LaSalle University and his M.D. from Jefferson Medical College. He has represented our Company in numerous licensing negotiations, governmental meetings and capital raises. The Board of Directors believes that Dr. Feinstein’s considerable personal experience as a business owner and investor in publicly traded businesses makes him well suited to serve as a member of our Board of Directors.

Matthew C. Winger, 39, has served as our director since March 2022 and as our Executive Vice President of Corporate Development since October 2022. Mr. Winger is the Director of Investments for M2A Family Office, where he evaluates public and private market investment opportunities for equity, debt, and real estate sectors, as well as provides support to portfolio investments across operations and company management. Prior to joining M2A Family Office, Mr. Winger was Director of Investments at a private venture supporting investment analysis and capital allocation. Earlier in his career, Mr. Winger was Senior Research Analyst at Fairholme Capital Management working directly with the CIO in executing a deep dive, fundamental strategy across public securities of distressed and special situation opportunities. Prior to this, Mr. Winger held various roles at TIAA-CREF, Loeb Partners and Countrywide Commercial Real Estate Finance. Mr. Winger earned a Bachelor of Science degree from the Kelley School of Business at Indiana University and an M.B.A. from New York University's Stern School of Business. He is a CFA Charterholder and a member of the CFA Society Miami, as well as a volunteer with Big Brothers Big Sisters of Miami. The Board of Directors believes that Mr. Winger’s knowledge of public and private markets makes him well suited to serve as a member of our Board of Directors.

Jacqueline J. Goldman, 62, has served as our director since January 2023, and is the CEO and President of Puzzles Plus, Inc., a custom jigsaw puzzle company she founded over 33 years ago. Her creative puzzles have garnered national attention from newspapers, magazines and television. The company’s well known clients include: the White House Historical Society, Metropolitan Museum in NYC, Los Angeles Museum of Modern Art, NY Public Library, Dale Chihuly Art, Porsche Worldwide, Universities, and United Way. Her wealth of business knowledge in the commercial paper, paper-board, commercial ink and dyes, has led to consulting arrangements with commercial printers, museums and national daycare centers (e.g. Kaplan Companies, Bright Horizons). Prior to starting Puzzles Plus, Ms. Goldman was an International Trade banker in New York and Florida. She holds a bachelor’s degree in International Marketing from Bernard Baruch City College in New York City. The Board of Directors believes that Ms. Goldman’s business and marketing knowledge makes her well suited to serve as a member of our Board of Directors.

Michael S. Liebowitz, 54, has served as our director since October 2022. Mr. Liebowitz is the Founder and Managing Principal of M2A Family Office, a private firm he established in 2018 to manage his business and philanthropic activities to make a positive impact in the lives of future generations. He is an entrepreneur, private investor and seasoned business executive with extensive experience founding, acquiring and monetizing businesses in the insurance and financial industries. In the past 25 years, Mr. Liebowitz has founded or acquired many companies, including (i) in 1995, Harbor Group Consulting LLC, an insurance and risk management consulting firm where he served as President and Chief Executive Officer from 1995, until its acquisition by Alliant Insurance Services, Inc. (“Alliant”) in 2018, (ii) in 1999, as a founding principal, National Financial Partners Corp. (NYSE: NFP), which was taken public in 2003 and was acquired by a controlled affiliate of Madison Dearborn Partners, LLC in 2013, and is now one of the largest insurance brokers in the world, (iii) in 2006, Innova Risk Management (“Innova”), a boutique real estate insurance firm and leading provider of property and casualty insurance in the co-op and condominium markets in the New York area, which he acquired in a joint venture with Douglas Elliman Real Estate, LLC until its sale in 2019, (iv) in 2017, High Street Valuations, a firm that specializes in providing insurable value calculations for banks, capital market lenders, owners, and property management companies, and (v) in October 2020, New Beginnings Acquisition Corp. (“NBA”), a special purpose acquisition company until its merger with Airspan Networks Holdings Inc. (NYSE American: MIMO) (“Airspan”) in August 2021. He currently serves as President and Chief Executive of the Harbor Group Division of Alliant (and Managing Director and Executive Vice President of Alliant) and High Street Valuations; and, is the principal shareholder of Open Acq LLC, a firm that provides consultancy and actuarial services to qualified pension plans. He also currently serves as a director of Douglas Elliman Inc., where he has served since December 2021. He also served as President and Chief Executive Officer of Harbor and Innova until 2018 and 2019, respectively, when they were acquired by Alliant as well as NBA from October 2020 to August 2021, until its merger with Airspan. He has served since August 2021 on the board of Airspan and he served on the board of Ladenburg Thalmann Financial Services Inc. from January 2019 to February 2020. He also served on the board of The Hilb Group, a leading middle market insurance agency headquartered in Richmond, Virginia, from 2011 to 2013. Mr. Liebowitz has also acted as an advisor to many of the largest financial services companies around the globe on their complex insurance matters within their investment banking/M&A groups. He was special consultant to GMAC for the World Trade Center financing prior to and after 9/11 and its claims and litigation process and strategy and advised the U.S. Federal Reserve and Goldman Sachs in the depths of the financial crisis in the newly created TALF lending program. Mr. Liebowitz graduated from CW Post College-LI University with a B.S. in Finance. The Board of Directors believes that Mr. Liebowitz’s pertinent experience, qualifications, attributes and skills, including his strong background as an investor and executive officer of numerous businesses in varied industries, make him well suited to serve as a member of our Board of Directors.

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Marc Rash, 74, has served as our director since September 2017, and is the Executive Vice President of Keystone Property Group, a Real Estate Development Company with over 10 million square feet of commercial real estate and a $2 billion Real Estate Fund. Mr. Rash, who joined Keystone in 1994, has extensive dealings with numerous lenders and investors as well as significant real estate experience, including the redevelopment of apartments, shopping centers and industrial/office space. Previously, Mr. Rash was an agent with the IRS specializing in auditing large corporations and high-net-worth individuals. Mr. Rash graduated from the University of North Carolina with a Bachelor of Science in Accounting and received his Juris Doctor degree from Delaware Law School. He is a member of the Pennsylvania Bar Association and the American Institute of Certified Public Accountants. The Board of Directors believes that Mr. Rash’s financial and legal background along with his banking and investor experience make him well suited to serve as a member of our Board of Directors.

Joseph K. Raymond, 26, has served as our director since October 2021. Mr. Raymond is a Portfolio Manager at Caldwell Sutter Capital, Inc. in Sausalito, CA, a provider of investment advisory, brokerage and investment banking services. He has held this position since January 2023. From August 2020 to January 2023, Mr. Raymond served as an Investment Analyst at Santa Monica Partners who specializes in small/micro-cap equity research and buying/selling illiquid securities. Prior to that time, Mr. Raymond served as a Research Associate (August 2019 –August 2020) and a Research Consultant (January 2017 – August 2019) at Brandes Investment Partners where he was responsible for performing fundamental company-level research and valuation. Mr. Raymond received a BS in Finance from Utah Tech University (formerly Dixie State University). The Board of Directors believes that Mr. Raymond’s knowledge of investment strategies and global market experience make him well suited to serve as a member of our Board of Directors.

Transactions with related persons

On September 13, 2022, our Company issued 1,250,000 shares of our common stock to MSL 18 HOLDINGS LLC. in exchange for $1,750,000 ($1.40 per share) pursuant to a stock purchase agreement. Michael S. Liebowitz has sole voting and dispositive control of MSL 18 HOLDINGS LLC. At the time of the transaction, (i) MSL 18 HOLDINGS LLC. was a greater than 10% stockholder of our Company; and (ii) a Nomination and Standstill Agreement dated March 29, 2022 was in effect between with our Company and MSL 18 HOLDINGS LLC., Michael S. Liebowitz, and Matthew C. Winger (collectively, the “MSL18 Group”), pursuant to which the MSL18 Group agreed to certain standstill provisions and our Company agreed to appoint and nominate (i) Matthew C. Winger and (ii) on or before September 30, 2022, an additional qualified person to be named by the MSL18 Group, to the Company’s Board of Directors.

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Review, approval or ratification of transactions with related persons

Our Company does not have any formal written policies or procedures for related party transactions, however in practice, our Board of Directors reviews and approves all related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct.

Compliance with Section 16(a) Filing Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

No Legal Proceedings

During the past ten years, none of our directors or executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

To the best of our knowledge, there is no material proceeding to which any director, director nominee or executive officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of such director, nominated director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

CORPORATE GOVERNANCE

Code of Ethics

Our Company has adopted a Code of Ethics that applies to its Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and persons performing similar functions. A copy of our Company’s Code of Ethics is attached as Exhibit 14.1 our 2022 Annual Report.

Changes to Director Nomination Procedures

None.

Audit Committee

Our Company has established a standing audit committee that makes recommendations to our Company’s Board of Directors regarding the selection of an independent registered public accounting firm, reviews the results and scope of the Company’s audits and other accounting-related services and reviews and evaluates the Company’s internal control functions. The audit committee does not presently have a written charter. During our fiscal year 2022, our audit committee was comprised of Michael A. Feinstein, M.D., Marc Rash, and Joseph K. Raymond. Each of Mr. Rash and Mr. Raymond is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules for Audit Committee purposes. Dr. Feinstein is not “independent” within the aforementioned standards. Our Board of Directors has designated Mr. Rash as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The audit committee has reviewed and discussed the audited financial statements with management;

The audit committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission;

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The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence; and

Based on the review and discussions referred to in the paragraphs above, the audit committee recommended to the Board Of Directors that the audited financial statements be included in the Company's 2022 Annual Report on Form 10–K for the last fiscal year for filing with the Commission.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

Michael A. Feinstein, M.D.

Marc Rash

Joseph K. Raymond

Director Independence

Although we are currently traded on the Over-the-Counter Markets, our Board of Directors has reviewed each of the Directors’ relationships with the Company in conjunction with NASDAQ Listing Rule 5605(a)(2) that provides that an “independent director” is ‘a person other than an Executive Officer or employee of our Company or any other individual having a relationship which, in the opinion of our Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has affirmatively determined that Marc Rash, Joseph K. Raymond, Jacqueline J. Goldman, Michael S. Liebowitz and Philip B. White (Mr. White resigned from the Board of Directors on January 11, 2023) are/were independent directors in that they were independent of management and free of any relationship that would interfere with their independent judgment as members of our Board of Directors. In making such determination, our Board of Directors considered the relationships that each such non-employee director had with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence. The members of our Board of Directors who are not “independent directors” are Michael A. Feinstein, M.D. and Matthew C. Winger as a result of their executive officer status with our Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

As a result of our smaller sized Board of Directors and the small number of executive officers involved with our Company, our Company does not have a separately designated nominating or compensation committee or committee performing similar functions; therefore, our full Board of Directors currently serves in these capacities.

Risk Management

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each. The Board is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Board manages risks associated with Board independence and potential conflicts of interest.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Michael A. Feinstein, M.D., serves as our Chief Executive Officer and Chairman of the Board of Directors. Dr. Feinstein serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors. Our Board of Directors has determined that presently, this leadership structure is appropriate for the size of our Company. Also, due to the smaller size of our Board of Directors, our Company has no lead independent director.

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Meeting Attendance

During 2022, the Board held six meetings of the full Board. Each director attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which he or she served from the respective dates of appointment. The Board of Directors also acted at times by unanimous written consent, as authorized by our bylaws and Maryland General Corporation Law.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders.

Anti-Hedging

Our Company does not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

 EXECUTIVE OFFICERS

Identity of Executive Officers

Name	Age	Position
Michael A. Feinstein, M.D.	76	Chair of the Board of Directors; Chief Executive Officer
Terry W. Stovold	60	Chief Operating Officer
Rudolph A. Lutterschmidt	76	Vice President and Chief Financial Officer
Matthew C. Winger	39	Executive Vice President of Corporate Development; Director

Business experience of executive officers, and significant employees

The business experience of each of Dr. Feinstein and Mr. Winger is described above under the caption “Business Experience of Directors.”

Terry W. Stovold, 60, has served as our Chief Operating Officer since July 2014, and has been employed by our Company for more than thirty years. Mr. Stovold previously served as our Company’s Director of Operations and Sales. Mr. Stovold received a Forestry Technician College degree from Algonquin College in Pembroke, Ontario, Canada and studied business at McGill University in Montreal, Canada. He holds numerous U.S. and foreign patents in the fields of printing technology and printing inks.

Rudolph A. Lutterschmidt, 76, has served as our Vice President and Chief Financial Officer since 1992. Mr. Lutterschmidt has also been a consultant to several southeast Pennsylvania businesses during this time. He is a graduate of Syracuse University.

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Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our Named Executives for the fiscal years ended December 31, 2022 and 2021.

Summary Compensation Table

		Salary	Bonus	All other compensation	Total
Name and principal position	Year	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Michael A. Feinstein, M.D.	2022	120,000	3,000	—	123,000
CEO, Pres., Chmn. of the Board (1)	2021	120,000	3,000	—	123,000

Terry W. Stovold	2022	75,000	3,000	148,900	226,900
Chief Operating Officer (2)	2021	75,000	3,000	140,800	218,800

Matthew C. Winger	2022	31,250	3,000	—	34,250
Executive Vice President of Corporate Development (3)	2021	—	—	—	—

1.	Dr. Feinstein entered into a written employment agreement effective June 1, 2008 under which he serves as President and Chief Executive Officer of our Company for an initial term of three years with successive one year renewal terms. In accordance with the terms of the employment agreement, as amended, the employment agreement renewed on December 1, 2022 for a period of one year effective June 1, 2023. The employment agreement provides for an annual base salary of $120,000 which may be increased annually at the discretion of the Board of Directors and an annual performance bonus determined by the Board of Directors. In certain situations, including a change in control, Dr. Feinstein may be eligible to receive his base salary for a period of up to twelve months following the termination of employment. The employment agreement prohibits him from competing with our Company during the term of this agreement and for two years after the termination of his employment with our Company.

2.	Mr. Stovold entered into a written employment agreement effective April 1, 2011 under which he served as our Company’s Director of Operations and Sales for an initial term of three years with successive one year renewal terms and in July 2014, our Company’s Board of Directors appointed Mr. Stovold Chief Operating Officer of our Company. The employment agreement provides for a base salary set by the Company’s Board of Directors, which is currently set at $75,000 per year, along with a commission of seven percent on sales generated by his efforts. The amount in column (e) reflects Mr. Stovold’s commissions on sales. In certain situations, including but not limited to a change in control, Mr. Stovold may be eligible to receive his base salary for a period of up to six months following the termination of employment. The employment agreement prohibits him from competing with our Company during the term of the agreement and for one year after the termination of his employment with our Company. At December 31, 2022, Mr. Stovold was owed approximately $269,800 of commissions payable through 2028 related to sales realized through 2022 as a result his efforts of which approximately $97,600 is currently payable.

3.	Mr. Winger entered into a written employment agreement effective October 1, 2022 under which he serves as our Executive Vice President of Corporate Development for an initial term of two years with successive two year renewal terms. The employment agreement provides for a base salary set by the Company’s Board of Directors, which is currently set at $125,000 per year.

Outstanding Equity Awards at Fiscal Year-End

None.

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Director Compensation

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2022. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or other activities undertaken by them on behalf of our Company.

	Fees earned or paid in	Stock	Option	Nonequity incentive plan	Nonqualified deferred compensation	All other
	cash	awards	awards	compensation	earnings	compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Michael A. Feinstein, M.D.[1]	—	—	—	—	—	—	—
Michael S. Liebowitz[2]	3,000	—	—	—	—	—	3,000
Marc Rash	3,000	—	—	—	—	—	3,000
Joseph K. Raymond	3,000	—	—	—	—	—	3,000
Philip B. White[3]	3,000	—	—	—	—	—	3,000
Matthew C. Winger[1]	—	—	—	—	—	—	—

———————

1.	Serves as an executive officer and a director, but receives no additional compensation for serving as a director.

2.	Appointed to the Board of Directors on October 7, 2022.

3.	Resigned from the Board of Directors on January 11, 2023.

All non-employee directors receive compensation in accordance with the Company’s non-employee director compensation policy. Pursuant to this program, each director receives an annual cash retainer in the amount of $3,000 for service as a director.

Compensation Policies and Practices as They Relate to Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) for the fiscal years listed below.

Pay Versus Performance Table

(a)	(b)	(c)	(d)	(e)
Actual
Summary
			Compensation	Average
	Summary		Table Total for	Compensation
	Compensation		Non-PEO	Actually Paid to
	Table	Compensation	Named	Non-PEO Named
	Total for	Actually Paid	Executive	Executive
	PEO	to PEO	Officers	Officers
Year	($)	($)	($)	($)
2022	123,000	123,000	261,150	354,900
2021	123,000	123,000	218,800	218,800

•	In both 2022 and 2021, Michael A. Feinstein, M.D. was our Chief Executive Officer.
•	During 2022, our remaining NEO's consisted of Terry W. Stovold, Chief Operating Officer and Mathew C. Winger, Executive Vice President of Corporate Development. Mr. Winger's appointment to this position was effective on October 1, 2022. The amount reported in Column (e) includes the $125,000 annualized value of Mr. Winger's base salary in 2022.
•	During 2021, our remaining NEO was Terry W. Stovold, Chief Operating Officer.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of the Record Date, the stock ownership of (1) each person or group known to our Company to beneficially own 5% or more of our common stock and (2) each director and Named Executive (as set forth in Item 11. Executive Compensation) individually, and (3) all directors and executive officers of our Company as a group.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Except as otherwise indicated, the address of each of the persons in the table below is c/o Nocopi Technologies, Inc., 480 Shoemaker Road, Suite 104, King of Prussia, Pennsylvania 19406.

Common Stock

Name of Beneficial Owner	Number Of Shares Beneficially Owned	Percentage of Class (1)(2)
5% Stockholders
Joseph S. Steinberg c/o Jefferies Financial Group 520 Madison Avenue New York, NY 10022 (3)	1,250,000	13.5%
Philip N. Hudson P.O. Box 160892 San Antonio, TX 19018 (4)	563,792	6.1%

Directors and Named Executive Officers
Michael A. Feinstein, M.D. (5)	282,710	3.1%
Jacqueline J. Goldman	—	—
Michael S. Liebowitz (6)(7)	3,083,150	33.3%
Marc Rash	—	—
Joseph K. Raymond	850	*
Matthew C. Winger (7)	62,000	*
Terry W. Stovold	1,200	*
All Executive Officers and Directors as a Group (8 individuals)	3,429,970	37.1%

———————

* Less than 1.0%.

(1)	Where the Number of Shares Beneficially Owned (reported in the preceding column) includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options”) the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options.

(2)	Based on 9,251,178 shares of common stock outstanding on April 28, 2023.

(3)	Based upon a Form 3 filed on September 23, 2022.

(4)	Based upon a Schedule 13D/A filed August 10, 2022 by SRK Fund I, LP.

(5)	Includes 94,048 shares held by a pension plan of which Dr. Feinstein is the trustee and 56,887 shares held in an IRA.

(6)	The shares are held directly by MSL 18 HOLDINGS LLC and indirectly by Michael S. Liebowitz, who has sole voting and dispositive control of MSL 18 HOLDINGS LLC.

(7)	Indicates sole voting power and sole investment power, but held in connection with a group based upon a Schedule 13D/A filed September 15, 2022.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

 Securities Authorized for Issuance under Equity Compensation Plans

None.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Our Directors hold office until the end of their respective terms or until their successors have been duly elected and qualified, or until their earlier death, resignation, removal or retirement. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

Our Board of Directors consists of six (6) directors, who are divided into three classes. As provided in our Bylaws, each director is elected to serve for a three (3) year term and until such director’s successor is duly elected and qualified, except in the event of such director’s death, resignation, removal or earlier termination of such director’s term of office. The Board believes that a classified Board of Directors provides continuity and stability in pursuing the Company's policies and strategies and reinforces its commitment to long term perspective and value creation.

Nominees for Election as Director

At the time of the 2023 Annual Meeting, our Board of Directors will consist of six (6) seven directors: The Board has fixed the size of the Board at five members. The six (6) current directors of the Company are Michael A. Feinstein, M.D., Jacqueline J. Goldman, Michael S. Liebowitz, Marc Rash, Joseph Raymond and Matthew Winger. At the 2023 Annual Meeting, the stockholders will elect: two (2) Class II directors to serve until the 2026 Annual Meeting or until their successors have been duly elected and qualified, or until their earlier death, resignation, removal or retirement.

The Board proposes that the individuals listed below as Class II nominees be elected as Class II directors. Each nominee has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the 2023 Annual Meeting, the proxies will be voted for any nominee who is selected by the current Board of Directors to fill the vacancy.

The Board of Directors may evaluate individuals in the future to consider additional members for our Board of Directors following the 2023 Annual Meeting, although there is no current active candidate search. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The names of the Class II nominees are set forth below:

Name	Age	Position	Director Since	Director Term/ Class/Expires	Independent
Matthew C. Winger*	39	Executive Vice President of Corporate Development	2022	3 years/ Class II/ 2023	no
Joseph K. Raymond	26	Director	2021	3 years/ Class II/ 2023	no

*On March 29, 2022, we entered into a Nomination and Standstill Agreement with MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Group”), pursuant to which the MSL18 Group agreed to certain standstill provisions and the Company agreed to appoint and nominate each of Matthew C. Winger and Michael S. Liebowitz to the Company’s Board of Directors.

The Board believes that (i) Mr. Winger’s knowledge of public and private markets makes him well suited to serve as a member of our Board of Directors; and (ii) Mr. Raymond’s knowledge of investment strategies and global market experience make him well suited to serve as a member of our Board of Directors.

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Directors Not Standing for Election

The names of the Directors who are not standing for election at the 2023 Annual Meeting are the Class I directors, whose terms expire in 2025; and the Class III directors, whose terms expire in 2024:

Name	Age	Position	Director Since	Director Term/ Class/Expires	Independent
Michael A. Feinstein, M.D.	76	Chair of the Board of Directors; Chief Executive Officer	1999	3 years/ Class III/ 2024	No
Jacqueline Goldman	62	Director	2023	3 years/ Class I/ 2025	No
Michael S. Liebowitz*	54	Director	2022	3 years/ Class I/ 2025	No
Marc Rash	74	Director	2017	3 years/ Class III/ 2024	No

*On March 29, 2022, we entered into a Nomination and Standstill Agreement with MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Group”), pursuant to which the MSL18 Group agreed to certain standstill provisions and the Company agreed to appoint and nominate each of Matthew C. Winger and Michael S. Liebowitz to the Company’s Board of Directors.

Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Withheld votes will be treated as votes against the proposal. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above Nominees.

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PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2023

We are asking stockholders to ratify the appointment of Morison Cogen, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Morison Cogen, LLP was our independent registered public accounting firm for our fiscal years ended December 31, 2022 and 2021. Representatives of Morison Cogen, LLP will not be present at the 2023 Annual Meeting.

The aggregate fees billed for professional services by Morison Cogen, LLP during 2022 and 2021 were as follows:

	2022	2021

Audit Fees	$67,911	$57,500
Audit-Related Fees	—	—
Tax Fees	$4,508	$4,724
All Other Fees	—	—

Audit Fees

The aggregate fees billed for the years ended December 31, 2022 and December 31, 2021 for professional services rendered by Morison Cogen, LLP for the audit of our Company’s annual financial statements and review of financial statements included in our Company’s Form 10-Q or services that are normally provided by Morison Cogen, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Fees billed for the years ended December 31, 2022 and December 31, 2021 for assurance and related services rendered by Morison Cogen, LLP that are reasonably related to the performance of the audit or review of our Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees

Fees billed for the years ended December 31, 2022 and December 31, 2021 for tax compliance, tax advice and tax planning services rendered by Morison Cogen, LLP. The fees relate primarily to services provided in connection with our Company’s annual tax return.

All Other Fees

Fees billed for the years ended December 31, 2022 and December 31, 2021 for products and services provided by Morison Cogen, LLP, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

Audit Committee Approval

All the services performed by Morison Cogen, LLP that are described above were pre-approved by the Company’s audit committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on Morison Cogen, LLP’s engagement to audit the Company’s financial statements for the years ended December 31, 2022 and December 31, 2021 were attributed to work performed by persons other than Morison Cogen, LLP’s full-time, permanent employees.

Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Morison Cogen, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

20

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement dated June 2, 2023 is hereby approved.”

Though this proposal calls for a non-binding advisory vote, our Board of Directors values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Recommendation of the Board of Directors

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the resolution approving the compensation of the Company’s named executive officers.

21

SOLICITATION

The cost of preparing and soliciting proxies will be borne by us. Solicitation on behalf of the Board of Directors will be made primarily by mail, but stockholders may be solicited by telephone, e-mail, other electronic means, or personal contact. Copies of materials for the 2023 Annual Meeting of Stockholders will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the 2023 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the proxy card.

ANNUAL REPORT

The 2022 Annual Report is enclosed herewith. This report does not form any part of the material for solicitation of proxies.

 STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC and the Company’s Bylaws.

In accordance with SEC Rule 14a-8, in order for stockholder proposals to be included in our proxy statement for the 2024 Annual Meeting, we must receive them at our principal executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, by February 19, 2024, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2023 Annual Meeting of Stockholders. Stockholder proposals (including recommendations of nominees for election to the board of directors), other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2024 Annual Meeting, must be received by us not earlier than February 12, 2024 and not later than March 14, 2024 being, respectively, 150 days and 120 days prior to the date of the first anniversary of the 2023 Annual Meeting of Stockholders. In the event that the 2024 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2023 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to the advance notice of stockholder proposals and director nominations. Our advance notice bylaw provisions do not apply to stockholder proposals made in compliance with SEC Rule 14a-8. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Nocopi Technologies, Inc. 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406. These communications will be delivered to the Board, or any individual director, as specified.

22

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits a single set of annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, as applicable, to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future, or if any beneficial stockholder that elected to continue to receive separate annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, as applicable, wishes to receive a single annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, telephone number (610) 834-9600. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of an annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

King of Prussia, PA

June 2, 2023

23

0

NOCOPI TECHNOLOGIES, INC.

Proxy for Annual Meeting of Stockholders on July 12, 2023

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael Feinstein and Rudolph A. Lutterschmidt, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock, par value $.01 per share, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Nocopi Technologies, Inc., to be held July 12, 2023 at 1:00 p.m. Eastern Time, at www.cesonlineservices.com/nnup23_vm, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

NOCOPI TECHNOLOGIES, INC.

July 12, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, are available at https://www.astproxyportal.com/ast/26972

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003330300000001000 4 071223

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Nominees to serve as Class II Directors for a 3 year term:

NOMINEES:	FOR	WITHHOLD	ABSTAIN
Matthew C. Winger	☐	☐	☐
Joseph K. Raymond	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1 and FOR Proposals 2 and 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.